
                                                                    Exhibit 10.4

HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT



                            EFFECTIVE JANUARY 1, 2002


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HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT

                                TABLE OF CONTENTS

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
                                                                                                        PAGE
                                                                                                        ----
PURPOSE

ARTICLE I.     Definitions................................................................................4

ARTICLE II.    Eligibility................................................................................8

     2.1.      Selection by Committee.....................................................................8
     2.2.      Enrollment Requirements....................................................................8
     2.3.      Commencement of Participation..............................................................8

ARTICLE III.   Benefits...................................................................................8

     3.1.      Normal Benefit.............................................................................8
     3.2.      Change in Control Benefit..................................................................8
     3.3.      Death Prior to the Commencement of Benefits................................................8
     3.4.      Death After the Commencement of Benefits...................................................9
     3.5.      Limitation on Benefits.....................................................................9
     3.6.      Withholding and Payroll Taxes..............................................................9

ARTICLE IV.    Forms of Benefit Payment...................................................................9

     4.1.      Normal Forms of Benefit....................................................................9
     4.2.      Optional Forms of Benefit..................................................................9
     4.3.      Automatic Lump Sum Benefit.................................................................9

ARTICLE V.     Termination, Amendment or Modification of the Plan........................................10

     5.1.      Termination...............................................................................10
     5.2.      Amendment.................................................................................10
     5.3.      Plan Agreement............................................................................10
     5.4.      Effect of Payment.........................................................................10

ARTICLE VI.    Other Benefits and Agreements.............................................................10

     6.1.      Coordination with Other Benefits..........................................................10

ARTICLE VII.   Administration of the Plan................................................................11

     7.1.      Committee Duties..........................................................................11
     7.2.      Agents....................................................................................11
     7.3.      Binding Effect of Decisions...............................................................11

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HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT

     7.4.      Indemnity of Committee....................................................................11
     7.5.      Employer Information......................................................................11

ARTICLE VIII.  Claims Procedures.........................................................................11

     8.1.      Presentation of Claim.....................................................................11
     8.2.      Notification of Decision..................................................................12
     8.3.      Review of a Denied Claim..................................................................12
     8.4.      Decision on Review........................................................................13
     8.5.      Legal Action..............................................................................13

ARTICLE IX.    Beneficiary Designation...................................................................14

     9.1.      Beneficiary...............................................................................14
     9.2.      Beneficiary Designation; Change...........................................................14
     9.3.      Acknowledgment............................................................................14
     9.4.      No Beneficiary Designation................................................................14
     9.5.      Doubt as to Beneficiary...................................................................14
     9.6.      Discharge of Obligations..................................................................14

ARTICLE X.     Trust.....................................................................................15

     10.1.     Establishment of the Trust................................................................15
     10.2.     Interrelationship of the Plan and the Trust...............................................15
     10.3.     Distributions From the Trust..............................................................15

ARTICLE XI.    Miscellaneous.............................................................................15

     11.1.     Status of the Plan........................................................................15
     11.2.     Unsecured General Creditor................................................................15
     11.3.     Employer's Liability......................................................................15
     11.4.     Nonassignability..........................................................................15
     11.5.     Not a Contract of Employment..............................................................16
     11.6.     Furnishing Information....................................................................16
     11.7.     Terms.....................................................................................16
     11.8.     Captions..................................................................................16
     11.9.     Governing Law.............................................................................16
     11.10.    Notice....................................................................................16
     11.11.    Successors................................................................................17
     11.12.    Spouse's Interest.........................................................................17
     11.13.    Validity..................................................................................17
     11.14.    Incompetent...............................................................................17
     11.15.    Court Order...............................................................................17

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HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT

     11.16.    Distribution in the Event of Taxation.....................................................18

                                        3
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HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT

                           HAYNES INTERNATIONAL, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                            EFFECTIVE JANUARY 1, 2002

                                     PURPOSE

        The purpose of this Plan, as hereinafter defined, is to provide specified benefits to a select group of management and highly compensated employees of Haynes International, Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                                    ARTICLE I.
                                   DEFINITIONS

        For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Actuarial Equivalent" shall mean a benefit or benefits, or a payment or payments, which are of equal value to the benefits for which they are to be substituted. Equivalence of value is determined from actuarial calculations based on certain actuarial assumptions as to mortality, interest and return of assets, which will be determined by the most recent actuarial report of the Haynes International, Inc. Defined Pension Benefit Plan, applied with respect to the particular Form, as hereinafter defined, of payment under this Plan.

1.2 "Average Compensation" shall mean the average of a Participant's, as hereinafter defined, Compensation, as hereinafter defined, for his or her last sixty (60) full calendar months of employment with an Employer, as hereinafter defined, (or, if the Participant has been employed for less than sixty (60) full calendar months, the actual number of the Participant's full calendar months of employment) prior to the Determination Date, as hereinafter defined.

1.3     "Beneficiary" shall mean the individual designated in accordance with
        Article 9 that is entitled to receive benefits under this Plan upon the death of a Participant.

1.4 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.5 "Board" shall mean the board of directors of the Company, as hereinafter defined.

1.6 "Change in Control" shall mean the first to occur of any of the following events:

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HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT

        (a) Any "person" (as that term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of 1934, as amended ("Exchange Act")) becomes the beneficial owner (as that term is used in
                Section 13(d) of the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the Company's capital stock entitled to vote in the election of directors;

        (b) During any period of not more than two consecutive years, not including any period prior to the adoption of this Plan, individuals who, at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c), (d) or (e) of this Section 1.6) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least three-fourths (3/4ths) of the directors then still in office, who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

        (c) The shareholders of the Company approve any consolidation or merger of the Company, other than a consolidation or merger of the Company in which the holders of the common stock of the Company immediately prior to the consolidation or merger hold more than fifty percent (50%) of the voting rights of the surviving corporation immediately after the consolidation or merger;

        (d) The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

        (e) The shareholders of the Company approve the sale or transfer of all or substantially all of the assets of the Company to parties that are not within a "controlled group of corporations" (as defined in Code, as hereinafter defined, Section 1563) in which the Company is a member.

1.7     "Change in Control Benefit" shall mean the benefits set forth in
        Section 3.2.

1.8     "Claimant" shall have the meaning set forth in Section 8.1.

1.9 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.10    "Committee" shall mean the Committee described in Article 7.

1.11 "Company" shall mean Haynes International, Inc., a Delaware Corporation, and any successor to all or substantially all of the Company's assets or business.

1.12 "Compensation" shall mean the annual base salary and bonus paid to a Participant under any Employer's annual bonus or cash incentive plans, but excluding commissions,

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HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT

        overtime, fringe benefits, stock options, relocation expenses, non-monetary awards, director fees and other fees, and automobile and other allowances (whether or not such allowances are included in the Employee's, as hereinafter defined, gross income). Annual base salary and bonus amounts shall be calculated before reduction for compensation deferred pursuant to all qualified, non-qualified and Code Section 125 plans of any Employer; provided, however, that all such amounts will be included in compensation only to the extent that had there been no such plan, the amount would have been payable in cash to the Employee.

1.13 "Death Benefit" shall mean the benefits due, if any, to the Participant's Beneficiary pursuant to Article 3 upon the Participant's death.

1.14 "Determination Date" shall mean, for purposes of calculating the SERP Benefit, as hereinafter defined, the earlier of (i) date on which a Change in Control occurs, (ii) the date on which the Participant dies while employed by an Employer, or (iii) the date on which the Participant experiences a Termination of Employment, as hereinafter defined.

1.15 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.16    "Employee" shall mean any individual employed by an Employer.

1.17 "Employer(s)" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor.

1.18 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.19    "Form" shall mean form of payment as described in Article 4.

1.20 "Life Annuity" shall mean a benefit that is payable monthly in the form of an annuity for the life of the Participant and that is equal to the Participant's SERP Benefit.

1.21 "Lump Sum" shall mean a benefit that is payable in a lump sum and that is the Actuarial Equivalent of the Participant's SERP Benefit.

1.22    "Normal Benefit" shall mean the benefits set forth in Section 3.1.

1.23 "Participant" shall mean any Employee (i) who is selected to participate in the Plan, (ii) who elects to participate in the Plan, (iii) who signs a Plan Agreement and a Beneficiary Designation Form, (iv) whose signed Plan Agreement and Beneficiary Designation Form

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HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT

        are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated.

1.24 "Plan" shall mean the Company's Supplemental Executive Retirement Plan, which shall be evidenced by this instrument and by each Plan Agreement, as amended from time to time.

1.25 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supercede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.26 "SERP Benefit" shall have the meaning set forth in each Participant's Plan Agreement.

1.27 "Term Certain and Life Annuity" shall mean a benefit that is payable monthly in the form of an annuity for the greater of (i) ten (10) years, or (ii) the life of the Participant, and that is the Actuarial Equivalent of the Participant's SERP Benefit. If the Participant dies prior to the receipt of the guaranteed monthly payments, then the balance of the guaranteed monthly payments shall be paid to the Participant's designated Beneficiary and shall continue until the total guaranteed monthly payments have been made to the Participant and his or her Beneficiary.

1.28 "Termination of Employment" or "Terminates Employment" shall mean severance from employment with all Employers, voluntarily or involuntarily, for any reason, including retirement or disability, but excluding death.

1.29 "Trust" shall mean the trust, if any, established by the Company as set forth in Article 10.

1.30 "Year(s) of Service" shall mean the total number of full years plus whole calendar months in which a Participant has been employed by one or more Employers, computed as of the Determination Date. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date.

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HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT

                                   ARTICLE II.
                                   ELIGIBILITY

2.1. SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated Employees of the Employers, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees to participate in the Plan.

2.2. ENROLLMENT REQUIREMENTS. As a condition to participation, each selected Employee shall complete, execute and return to the Committee a Plan Agreement and a Beneficiary Designation Form, all within the time period specified by the Committee. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3. COMMENCEMENT OF PARTICIPATION. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee shall commence participation in the Plan on the date specified by the Committee. If a selected Employee fails to meet all such requirements within the period required, in accordance with Section 2.2, that Employee shall not be eligible to participate in the Plan until the completion of those requirements.

                                  ARTICLE III.
                                    BENEFITS

3.1. NORMAL BENEFIT. A Participant who experiences a Termination of Employment shall receive, as his or her Normal Benefit, a SERP Benefit which shall commence on the first day of the month following the date he or she Terminates Employment. The benefit shall be payable in the form set forth in Article 4.

3.2. CHANGE IN CONTROL BENEFIT. If a Change in Control occurs, the Participant shall receive, as his or her Change in Control Benefit, a SERP Benefit. The Participant will receive his or her Change in Control Benefit in the form of a Lump Sum. The Lump Sum payment will be made on the first day of the month coinciding with or next following the date on which the Change in Control occurs.

3.3. DEATH PRIOR TO THE COMMENCEMENT OF BENEFITS. If a Participant dies prior to the commencement of his or her benefits, then his or her Beneficiary shall receive, as a Death Benefit, a Lump Sum computed as if the Participant experienced a Termination of Employment on the date of his or her death. The Lump Sum payment shall be made to the Participant's Beneficiary on the first day of the month coinciding with or next following the date of the Participant's death.

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HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT

3.4. DEATH AFTER THE COMMENCEMENT OF BENEFITS. Upon the death of a Participant after his or her SERP Benefits commence, the Form in which such Participant's benefit is paid shall determine (i) the amount, if any; and (ii) the Form of the Death Benefit payable, to such Participant's Beneficiary.

3.5.    LIMITATION ON BENEFITS. Notwithstanding the foregoing provisions of this
        Article 3, in no event shall a Participant or his or her Beneficiary receive more than one Form of benefit under this Article 3.

3.6. WITHHOLDING AND PAYROLL TAXES. The Participant's Employer shall withhold from any and all benefits made under this Article 3, all federal, state and local income, employment and other taxes required to be withheld by such Participant's Employer in connection with the benefits hereunder, in amounts to be determined in the sole discretion of the Employer.

                                   ARTICLE IV.
                            FORMS OF BENEFIT PAYMENT

4.1. NORMAL FORMS OF BENEFIT. A Participant who is entitled to receive a SERP Benefit as a Normal Benefit will receive such benefits in the Form of a Life Annuity.

4.2. OPTIONAL FORMS OF BENEFIT. A Participant may elect to receive his or her Normal Benefit in a form other than a Life Annuity or a Lump Sum, as the case may be. A Participant may elect to receive his or her Normal Benefit in the form of (i) a 10 Year Term Certain and Life Annuity, (ii) a Life Annuity, or (iii) a Lump Sum; provided, however, that if such form is other than a Life Annuity, the Participant's SERP Benefit will be increased or decreased, as the case may be, to be a benefit which is the Actuarial Equivalent and which reflects the actual form of benefit payment elected by the Participant pursuant to this Section 4.2. A Participant may make such an election by submitting an Election Form to the Committee; provided, however, that in order for the Election Form to be valid, it must be both submitted to and accepted by the Committee in its sole discretion at least thirteen (13) months prior to the Participant's Termination of Employment. The Election Form most recently accepted by the Committee shall govern the payout of the Participant's Normal Benefit.

4.3. AUTOMATIC LUMP SUM BENEFIT. If a Participant or his or her Beneficiary becomes eligible to receive a distribution under this Plan or is currently receiving distributions from the Plan, and the value of the remaining unpaid benefit is less than $5,000 when expressed on an Actuarial Equivalent basis as a lump sum, the Committee, in its sole discretion, may pay the remaining unpaid benefit in a lump sum, despite any elections the Participant may have made regarding the form of benefit payments.

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HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT

                                   ARTICLE V.
               TERMINATION, AMENDMENT OR MODIFICATION OF THE PLAN

5.1. TERMINATION. Each Employer reserves the right to terminate the Plan at any time with respect to its participating Employees by the actions of its Board. The termination of the Plan shall not adversely affect any Participant or his or her Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided, however, that the Employer shall have the right to accelerate payments by paying the Actuarial Equivalent value of such payments. For all other Participants, upon the termination of the Plan, all Plan Agreements shall terminate and the Actuarial Equivalent of a Participant's SERP Benefit shall be paid out in a Lump Sum. For this purpose, each covered Participant shall be deemed to have Terminated Employment on the date of the Plan's Termination Date, and his or her SERP benefit shall be calculated as of such Termination Date.

5.2. AMENDMENT. Any Employer may, at any time, amend or modify the Plan in whole or in part with respect to its participating Employees by the actions of its board of directors; provided, however, that no amendment or modification shall be effective to decrease or restrict a Participant's then SERP Benefit, determined on an Actuarial Equivalent basis. The amendment or modification of the Plan shall not affect any Participant or his or her Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate payments by paying the Actuarial Equivalent value of such payments in a Lump Sum.

5.3. PLAN AGREEMENT. Despite the provisions of Sections 5.1 and 5.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the written consent of the Participant.

5.4. EFFECT OF PAYMENT. Absent the earlier termination, modification or amendment of the Plan, the full payment of the applicable benefit as provided under Articles 3 and 4 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

                                   ARTICLE VI.
                          OTHER BENEFITS AND AGREEMENTS

6.1. COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant under this Plan are in addition to any other benefits available to such Participant under any other plan or program for Employees. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

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HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT

                                  ARTICLE VII.
                           ADMINISTRATION OF THE PLAN

7.1. COMMITTEE DUTIES. This Plan shall be administered by the Compensation Committee of the Board, or such designees as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of the Plan and (ii) decide or resolve any and all questions including interpretations of the Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

7.2. AGENTS. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

7.3. BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder subject to the review of the Board, which shall then be final and conclusive and binding upon persons having any interest in the Plan.

7.4. INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members.

7.5. EMPLOYER INFORMATION. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the death or Termination of Employment of its Participants and such other pertinent information as the Committee may reasonably require.

                                  ARTICLE VIII.
                                CLAIMS PROCEDURES

8.1. PRESENTATION OF CLAIM. Any Participant or the Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a

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HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT

        notice received by the Claimant, the claim must be made within sixty
        (60) days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

8.2. NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, but no later than ninety (90) days after receiving the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period. In no event shall such extension exceed a period of ninety (90) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render a benefit determination. The Committee shall notify the Claimant in writing:

        (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

        (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                (i) the specific reason(s) for the denial of the claim, or any part of it;

                (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary;

                (iv) an explanation of the claim review procedure set forth in Section 8.3 below; and

                (v) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review.

8.3. REVIEW OF A DENIED CLAIM. On or before sixty (60) days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. The Claimant (or the Claimant's duly authorized representative):

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HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT

        (a) may, upon request and free of charge, have reasonable access to, and copies of, all documents, records and other information relevant to the claim for benefits;

        (b)     may submit written comments or other documents; and/or

        (c) may request a hearing, which the Committee, in its sole discretion, may grant.

8.4. DECISION ON REVIEW. The Committee shall render its decision on review promptly, and no later than sixty (60) days after the Committee receives the Claimant's written request for a review of the denial of the claim. If the Committee determines that special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial sixty (60) day period. In no event shall such extension exceed a period of sixty (60) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render the benefit determination. In rendering its decision, the Committee shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

        (a)     specific reasons for the decision;

        (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based;

        (c) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the Claimant's claim for benefits; and

        (d) a statement of the Claimant's right to bring a civil action under ERISA Section 502(a).

8.5. LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 8 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan. In any event, a Participant or his or her Beneficiary must bring a lawsuit within 180 days after final resolution of a claim or forfeit any and all rights with respect to such claim.

HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT

                                   ARTICLE IX.
                             BENEFICIARY DESIGNATION

9.1. BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any Death Benefits payable under the Plan to the Participant's Beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant has an interest .

9.2. BENEFICIARY DESIGNATION; CHANGE. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be cancelled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3. ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received, accepted and acknowledged in writing by the Committee or its designated agent.

9.4. NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2, and 9.3 above, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, the benefits remaining under the Plan shall be payable to the executor or personal representative of the Participant's estate.

9.5. DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6. DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under the Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

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HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT

                                   ARTICLE X.
                                      TRUST

10.1. ESTABLISHMENT OF THE TRUST. In order to provide assets from which to fulfill the obligations of the Participants and their Beneficiaries under the Plan, the Company may establish a Trust by a trust agreement with a third party. Each Employer may, in its discretion, contribute cash or other property, including securities issued by the Company, to the Trust in order to provide for the benefit payments under the Plan.

10.2. INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust, if any, shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

10.3. DISTRIBUTIONS FROM THE TRUST. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, if any, and any such distribution shall reduce the Employer's obligations under this Agreement.

                                   ARTICLE XI.
                                  MISCELLANEOUS

11.1. STATUS OF THE PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401 (a) and that is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

11.2. UNSECURED GENERAL CREDITOR. Participants, their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

11.3. EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

11.4. NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber,

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HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT

        transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

11.5. NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

11.6. FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder.

11.7. TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

11.8. CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

11.9. GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Indiana without regard to its conflict of laws principles.

11.10. NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to both of the addresses below:

         Jean Neel                                          WITH A CARBON COPY TO:
        ---------------------------------------------
         Vice President, Corporate Affairs                  Compensation Committee, Board of Directors
        ---------------------------------------------       --------------------------------------------

HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT

         Haynes International, Inc.                          Haynes International, Inc.
        ---------------------------------------------       --------------------------------------------
         1020 Park Avenue                                    1020 Park Avenue
        ---------------------------------------------       --------------------------------------------
         Kokomo, Indiana 46904                               Kokomo, Indiana 46904
        ---------------------------------------------       --------------------------------------------

        Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

        Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

11.11. SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's Beneficiary.

11.12. SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

11.13. VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

11.14. INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

11.15. COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

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HAYNES INTERNATIONAL, INC.
Supplemental Executive Retirement Plan
PLAN DOCUMENT

11.16. DISTRIBUTION IN THE EVENT OF TAXATION. If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which shall not be unreasonably withheld, a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid SERP Benefit under the Plan). If the petition is granted, the distribution shall be made within ninety (90) days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

IN WITNESS WHEREOF, FRANCIS PETRO has signed this Plan document on December 13, 2002.

                              "Company"

                              Haynes International, Inc., a Delaware corporation

                              By:     /s/ FRANCIS J. PETRO
                                      ------------------------------------------

                              Title:  PRESIDENT & CEO
                                      ------------------------------------------

                                       18